Revenues	6 Months Ended
Jun. 30, 2024
Revenue from Contract with Customer [Abstract]
Revenues
10.	Revenues
The amounts in the accompanying unaudited condensed consolidated statements of comprehensive income are analyzed as follows:

	For the six-month periods ended June 30,
	2023	2024
Time charter revenues	18,384,522	7,000,043
Voyage charter revenues	105,363,659	78,975,487
Other income	717,141	2,269,632

Total	124,465,322	88,245,162

The amount of revenue earned as demurrage relating to the Company’s voyage charters for the six-month
periods ended June 30, 2023 and 2024 was $7.5 million and $13.8 million, respectively and is included within “Voyage charter revenues” in the above table.
As of December 31, 2023 and June 30, 2024, receivables from the Company’s voyage charters amounted to $12.6 million and $17.1 million, respectively.
As of December 31, 2023 and June 30, 2024, the Company recognized $302,773 and $637,833, respectively, of contract fulfillment costs which mainly represent bunker expenses incurred prior to commencement of loading relating to the Company’s voyage charters. These costs are recorded in “Other current assets” in the unaudited condensed consolidated balance sheets.
As of December 31, 2023 and June 30, 2024, revenues relating to undelivered performance obligations of the Company’s voyage charters amounted to $6.7 million and $13.0 million, respectively. The Company recognized the undelivered performance obligation as of June 30, 2024 as revenues in the third quarter of 2024 and the undelivered performance obligation as of December 31, 2023 as revenues in the first quarter of 2024.